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                                                                   EXHIBIT 10.11



                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT, dated as of November 30, 2001 (this "Agreement"), by and among LaSalle Bank National Association, as administrative agent (together with any successor thereto in such capacity, the "Agent") for itself and the Lenders (as defined below), White River Ventures, Inc., a Delaware corporation (together with its successors and assigns, "White River"), Capricorn Investors II, L.P., a Delaware limited partnership (together with its successors and assigns, "Capricorn II") and Capricorn Investors III, L.P., a Delaware limited partnership (together with its successors and assigns, "Capricorn III") (White River, Capricorn II and Capricorn III are referred to herein collectively as the "Subordinate Creditors" and each individually as a "Subordinate Creditor").

                                  INTRODUCTION

         Agent, Lenders and CCC Information Services Inc., a Delaware corporation (together with its successors and assigns, "Borrower") desire to enter into the Second Amended and Restated Credit Facility Agreement dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, together with any renewals or extensions thereof, the "Credit Agreement"), pursuant to which the Lenders will, subject to the terms and conditions thereof, make certain loans and extend other financial accommodations to Borrower. CCC Information Services Group Inc., a Delaware corporation (together with its successors and assigns, "Guarantor") owns all of the issued and outstanding capital stock of Borrower and will guaranty all of Borrowers obligations to the Lenders under the Credit Agreement. Lenders have required among other things, as conditions to entering into the Credit Agreement, that Guarantor receive on the closing date of the Credit Agreement at least $18,800,000 in net cash proceeds from the sale of its common stock and/or its unsecured subordinated notes and that Borrower will receive from Guarantor at least $18,800,000 of such net cash proceeds in exchange for an unsecured subordinated inter-company promissory note issued by Borrower to Guarantor. The Subordinate Creditors intend to purchase certain unsecured subordinated notes more fully described below from Guarantor. The parties are entering into this Agreement to subordinate the obligations under such notes and related agreements and instruments to the obligations of Guarantor and Borrower to the Lenders. Guarantor and the Subordinate Creditors will receive substantial direct and indirect benefits from the extension of such loans and financial accommodations to Borrower under the Credit Agreement.

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. As used herein, the following terms shall have the meanings specified below:



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         "Allowed Payment" means any cash payment on the Subordinated Notes or under related agreements and instruments that is expressly permitted pursuant to
Section 3.1(b)(i) or (ii) hereof.

         "Common Stock" means the common stock, $.10 per share par value, of Guarantor.

         "Default" shall mean any "Event of Default" under Section 7.1.1 (Payment Obligations) or Section 7.1.10 (Insolvency) of the Credit Agreement.

         "Guaranty" shall mean that certain Amended and Restated Guaranty dated as of November 30, 2001, issued by Guarantor in favor of Agent, as amended, restated or otherwise modified from time to time.

         "Insolvency Event" shall have the meaning given to such term in Section 3.2(a) hereof.

         "Junior Securities" means any debt instrument or security or equity security (other than Common Stock) issued in substitution, exchange or replacement of, or in payment for, any of the Subordinated Notes including, without limitation, any "junior securities" issued by Guarantor to the Subordinate Creditors pursuant to Section 4.2(b) of the Purchase Agreement.

         "Lenders" shall mean certain financial institutions that are or may from time to time become parties to the Credit Agreement.

         "Loan Documents" shall have the meaning contained in the Credit Agreement.

         "Person" shall have the meaning contained in the Credit Agreement.

         "Purchase Agreement" means that certain Purchase Agreement dated as of November 29, 2001, by and among Guarantor, Subordinate Creditors and other parties named therein, as the same may be hereafter amended, supplemented or otherwise modified from time to time.

         "Rights Proceeds" means the net cash proceeds received by Guarantor from the sale of its Common Stock pursuant to the rights offering, other than proceeds received from the Subordinate Creditors.

         "Senior Debt" shall mean all of the following: (i) all obligations of Borrower to Agent and the Lenders now or hereafter existing under the Credit Agreement and the other Loan Documents, whether for principal, interest (including interest accruing after the occurrence of an Insolvency Event whether or not the same is allowed as a claim), prepayment premium, fees, expenses or otherwise including, without limitation, the Obligations (as defined in the Credit Agreement); (ii) all indebtedness of Borrower to Agent and the Lenders a portion of the proceeds of which are used to refinance or replace any of the foregoing, whether such indebtedness increases or decreases the aggregate principal amount of Senior Debt, the interest rate or fees payable with respect to Senior Debt, the maturity dates or dates of scheduled payments on Senior Debt, or any other term or provision of Senior Debt; (iii) all Hedging Obligations (as defined in the Credit Agreement) of Borrower to a Lender or any Affiliate (as defined in the Credit Agreement) of a Lender; and (iv) all obligations of Guarantor to Agent and/or the Lenders under the Guaranty.

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         "Senior Lender" shall mean LaSalle Bank National Association in its capacity as Agent, together with any successor thereto in such capacity.

         "Subordinated Debt" shall mean, collectively, any and all obligations of Guarantor (i) under the Purchase Agreement, Subordinated Notes and any related agreement or instrument, whether for principal, interest, purchase price, premium, fees, costs, indemnification or otherwise, and including, without limitation, any amounts payable as damages or for rescission under any cause of action arising out of or relating to the issuance of the Subordinated Notes and (ii) under any Junior Securities, whether for principal, interest, purchase price, redemption obligation, premium, fees, costs, indemnification or otherwise, and including, without limitation, any amounts payable as damages or for rescission under any cause of action arising out of or relating to the issuance of such Junior Securities.

         "Subordinated Notes" shall mean, collectively, (i) that certain Subordinated Promissory Note dated as of November 30, 2001, issued by Guarantor to White River in the original principal amount of $10,712,180.06, and any amendments, modifications, renewals or extensions thereof, (ii) that certain Subordinated Promissory Note dated as of November 30, 2001, issued by Guarantor to Capricorn II in the original principal amount of $421,052.50, and any amendments, modifications, renewals or extensions thereof, and (iii) that certain Subordinated Promissory Note dated as of November 30, 2001, issued by Guarantor to Capricorn III in the original principal amount of $377,908.00, and any amendments, modifications, renewals or extensions thereof.

         "Subordinated Note Obligations" means, collectively, (a) the $11,511,140.50 principal amount of the Subordinated Notes, (b) any interest that has accrued on the Subordinated Notes through the applicable payment date, at a rate per annum less than or equal to the rate applicable to "Prime Rate Advances" under the Credit Agreement during such period, (c) costs and expenses in the amount of $150,000, and (d) third party legal expenses incurred by the Subordinate Creditors in connection with the Purchase Agreement and transactions contemplated thereby.

         "Surplus Investments" means, the cash paid by the Subordinate Creditors to the Guarantor for the Subordinate Notes and/or Common Stock pursuant to the Purchase Agreement in the aggregate in excess of $18,800,000.

                                   ARTICLE II

                    REPRESENTATIONS OF SUBORDINATE CREDITORS

         SECTION 2.1 Representations and Warranties. Each Subordinate Creditor hereby represents and warrants to Senior Lender as follows:

              (a) Attached hereto as Exhibit A is a full, complete and correct copy of the Subordinated Notes issued to such Subordinate Creditor and Purchase Agreement and such documents have not been modified and are in full force and effect. There are no agreements or understandings relating to the Subordinated Debt between Borrower and such Subordinate Creditor that are not fully and accurately described in such Exhibit A.


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              (b) This Agreement has been duly executed and delivered by such
Subordinate Creditor, and is the valid and binding obligation of such Subordinate Creditor, enforceable against such Subordinate Creditor in accordance with its terms.

              (c) Such Subordinate Creditor has, on the date hereof, paid to Guarantor cash in the amount set forth opposite its name on Exhibit B hereto in consideration for the Subordinated Note and Common Stock issued to such Subordinate Creditor as set forth on Exhibit B hereto.

                                  ARTICLE III

                          SUBORDINATION TO SENIOR DEBT

         SECTION 3.1 Subordination.

              (a) General. Notwithstanding anything in the Purchase Agreement, Subordinated Notes, any Junior Securities or any related agreement or instrument to the contrary, each Subordinate Creditor agrees and covenants that the Subordinated Debt is and shall be subordinate in right of payment to the prior payment in full of the Senior Debt. The Senior Debt shall not be deemed to have been paid in full until the Credit Agreement shall have been terminated as provided therein and Senior Lender and the Lenders shall have received indefeasible payment in full of the Senior Debt in cash.

              (b) Permitted Payments. Except as otherwise provided in this
Article III, notwithstanding the general payment subordination set forth in
Section 3.1(a), Guarantor may pay in the Subordinate Creditors on account of the Subordinated Notes solely as follows:

                   (i) In the event that the Rights Offering (as defined in the
              Purchase Agreement) is completed by the Standby Commitment Closing Date (as defined in the Purchase Agreement), Guarantor may pay the Subordinate Creditors in cash on account of the Subordinated Notes, all or any part of the Subordinated Note Obligations if, and only to the extent that (A) at the time of any such Allowed Payment no Default has occurred and is continuing and no Default would result from the making of such Allowed Payment and (B) such Allowed Payment is made solely from (x) the Rights Proceeds or (y) Surplus Investments and (C) after giving effect to such Allowed Payment, Guarantor shall have received cash investments pursuant to the Purchase Agreement and Rights Offering aggregating at least $18,800,000 that have not been repaid and that are evidenced by Common Stock.

                   (ii) In the event that the Rights Offering is not consummated or is otherwise terminated by the date that is 75 days following the date hereof, Guarantor may (a) issue Junior Securities in payment of all or any part of the Subordinated Note Obligations pursuant to the Purchase Agreement, provided, that such Junior Securities will be subordinated to the Senior Debt pursuant to this Agreement, shall not require payment, whether for principal, interest, cash dividends or otherwise, or require redemption or any payment in respect thereof, for at least 180 days after the Senior Debt is paid in full and the Credit Agreement shall have terminated and shall otherwise have

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              terms, covenants and conditions that are reasonably acceptable to the Senior Lenders and (b) may pay in cash on account of the Subordinated Notes, all or any part of the Subordinated Note Obligations if, and only to the extent that (A) at the time of any such Allowed Payment no Default has occurred and is continuing and no Default would result from the making of such Allowed Payment and (B) such Allowed Payment is made from the Surplus Investments, and (C) after giving effect to such Allowed Payment, Guarantor shall have received cash investments aggregating at least $18,800,000 pursuant to the Purchase Agreement that have not been repaid and that are evidenced by Common Stock or Junior Securities.

                   (iii) In any event, the Guarantor may issue Common Stock in payment for all or any part of the Subordinated Note Obligations.

              In no event shall any Subordinate Creditor be entitled to receive any whole or partial prepayments of principal, or any accelerated or rescheduled payments of principal or interest, or interest at any rate greater than that provided for as of the date hereof, or any payment from any source other than the Rights Proceeds or Surplus Investments, or any payment (other than cash, Common Stock or Junior Securities to the extent expressly provided herein) on account of the Subordinated Debt without the prior written consent of Senior Lender. Nothing herein shall prohibit the Guarantor from issuing the warrants exercisable for Common Stock contemplated by the Purchase Agreement or Common Stock issuable upon the exercise of such warrants.

         SECTION 3.2 Priority and Payment Over of Proceeds in Certain Events.

              (a) Insolvency or Dissolution of Guarantor. Upon any payment or distribution of all or any of the assets or securities of Guarantor of any kind or character, whether in cash, property or securities, upon any dissolution, winding up, liquidation, reorganization, arrangement, adjustment, protection, relief or composition of Guarantor or its debts, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Guarantor or otherwise (any such event being an "Insolvency Event"), all Senior Debt shall first be paid in full before any Subordinate Creditor shall be entitled to receive any payment of the Subordinated Debt. Upon the occurrence of any Insolvency Event, any payment or distribution of assets or securities of Guarantor of any kind or character, whether in cash, property or securities, to which any Subordinate Creditor would be entitled, except for the provisions of this Article III, shall be made by Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to Senior Lender for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment in full of all Senior Debt after giving effect to any concurrent payment or distribution to Senior Lender or any Lender on the Senior Debt.

              (b) Default under Credit Agreement. No direct or indirect payment in respect of the Subordinated Debt shall be made by Guarantor or received by any Subordinate Creditor if, at the time of such payment, there exists any Default and such Default shall not have been cured or waived in writing by Senior Lender or the benefits of this sentence waived in writing by

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Senior Lender. In the absence of a written notice to the Subordinate Creditors of the occurrence of a Default from Senior Lender, each of the Subordinate Creditors (but not Guarantor) shall be entitled to assume that a Default does not exist and may retain any payment received by it, unless the Subordinate Creditor knows of the existence of such Default.

              (c) Demand for or Acceleration of Payment of Subordinated Debt. In the event that the Subordinated Debt is declared due and payable or the maturity thereof is accelerated for any reason, then and in such event, Senior Lender and the Lenders shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Senior Debt (whether or not a Default has occurred thereunder or such Senior Debt is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before the any Subordinate Creditor shall be entitled to receive any payment of the Subordinated Debt.

              (d) Certain Payments Held in Trust. In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution, any Subordinate Creditor shall have received any payment or distribution in respect of the Subordinated Debt contrary to such provisions, then and in such event such payment or distribution shall be received and held in trust for Senior Lender and the Lenders and shall be paid over or delivered to Senior Lender for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of all Senior Debt in full after giving effect to any concurrent payment or distribution to Senior Lender and the Lenders in respect of the Senior Debt.

         SECTION 3.3 Suspension of Remedies. Until all of the Senior Debt has been finally paid in cash, no Subordinate Creditor shall, directly or indirectly, (i) demand, sue for any payment or distribution or exercise any other remedy such Subordinate Creditor may have in respect of the Subordinated Debt, or (ii) commence, or join with any other creditor (other than Senior Lender and/or the Lenders) in commencing, any Insolvency Event. Notwithstanding the foregoing, a Subordinate Creditor may (a) file such court proceedings against Guarantor as may be necessary under applicable law solely to prevent the expiration of an applicable statute of limitations in respect of any claim or cause of action in respect of the Subordinated Debt, provided, that (i) Subordinate Creditor shall provide Senior Lender with not less than ten (10) days prior written notice to Senior Lender of the commencement of such court proceedings against Guarantor and (ii) in no event shall Subordinate Creditor be permitted to seek any enforcement remedy, obtain a judgment lien or execute on any judgment so obtained against Guarantor until the Credit Agreement shall have terminated as provided therein and the Senior Lenders shall have received indefeasible payment in full of the Senior Debt in cash or (b) file proofs of claim reasonably acceptable to Senior Lender in any bankruptcy, insolvency or similar proceeding relating to the Guarantor, provided that the Subordinate Creditor filing such proof of claim shall, promptly after the filing thereof, deliver to Senior Lender such proxies, powers of attorney or other instruments necessary to enable Senior Lender to exercise all voting and consent rights relating to the claim in such proceedings.

         SECTION 3.4 Rights of Senior Lender Not to be Impaired. No right of Senior Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by Senior Lender or the Lenders, or by any noncompliance by Guarantor or Borrower, with the terms, provisions and covenants herein,

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regardless of any knowledge thereof Senior Lender or the Lenders may otherwise be charged with. The provisions of this Article III are intended to be for the benefit of the Senior Lender and the Lenders, and shall be enforceable directly by Senior Lender.

         SECTION 3.5 Actions to Effectuate Subordination.

              (a) Authorization to Senior Lender to Act. Senior Lender is hereby irrevocably authorized and empowered (in its own name or in the name of any Subordinate Creditor or otherwise), at its sole cost and expense but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3.2(a) above and to give acquittance therefore and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of its rights or interests in respect of the Senior Debt. Senior Lender will promptly notify the applicable Subordinate Creditor of the exercise of any such power, but the failure to give such notice shall not invalidate any such exercise.

              (b) Subordinate Creditors to Take Certain Actions. Each Subordinate Creditor shall duly and promptly take such action as Senior Lender may reasonably request (i) to collect the Subordinated Debt for the account of Senior Lender and the Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to Senior Lender such powers of attorney, assignments or other instruments as Senior Lender may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Subordinated Debt, and (iv) to effectuate any other provision hereof.

              (c) Specific Performance. Senior Lender is hereby authorized to demand specific performance of the provisions of this Article, at any time when any Subordinate Creditor shall have failed to comply with any of the provisions of this Article. Each Subordinate Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. Each Subordinate Creditor hereby acknowledges that the provisions of this Article are intended to be enforceable at all times, whether before or after the commencement of an Insolvency Event.

         SECTION 3.6 Subordination Legend-- Further Assurances.

         Each Subordinate Creditor will cause the Subordinated Notes and each other instrument now or hereafter held by it evidencing the Subordinated Debt, to be endorsed with the following legend:

                  The indebtedness evidenced by this instrument is subordinated to the prior payment in full of certain Senior Debt (as defined in the Subordination Agreement hereinafter referred
                  to) pursuant to, and to the extent provided in, that certain Subordination Agreement dated November 30, 2001 in favor of LaSalle Bank National Association, as Administrative Agent for itself and certain other

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                  financial institutions. This instrument may not be offered, sold or otherwise transferred until the purchaser, assignee or transferee has become a party to and bound by such Subordination Agreement.

         Each Subordinate Creditor will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement, and will, in the case of any Subordinated Debt which is not evidence by any instrument, upon Senior Lender's request cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each Subordinate Creditor will, and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Senior Lender may request in order to protect any right or interest granted or purported to be granted hereby or to enable Senior Lender to exercise and enforce its rights and remedies hereunder and the reasonable expenses actually incurred by such Subordinate Creditor in connection therewith shall be paid to such Subordinate Creditor by Guarantor.

         SECTION 3.7 Miscellaneous.

              (a) All rights and interests of Senior Lender under this Article III, and all agreements and obligations of the each Subordinate Creditor under this Article III, shall remain in full force and effect irrespective of:

                   (i) any lack of validity or enforceability of the Credit
              Agreement or any of the other Loan Documents;

                   (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any of the other Loan Documents;

                   (iii) any exchange, release or non-perfection of any
              collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt; or

                   (iv) any other circumstance that might otherwise constitute a defense available, or a discharge of, a guarantor or a subordinated creditor (other than the termination of the Credit Agreement as provided therein and indefeasible payment in full of the Senior Debt in cash).

              (b) The provisions of this Article III shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by Senior Lender or the other recipient thereof, as the case may be, upon the insolvency, bankruptcy or reorganization of Guarantor or otherwise, all as though such payment had not been made.

              (c) Each Subordinate Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Article III and any requirement that Senior Lender or any Lender protect, secure, perfect or insure any security

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interest or lien or any property subject thereto or exhaust any right or take any action against Guarantor or any other person or entity or any collateral for the Senior Debt.

              (d) No failure on the part of Senior Lender or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof of the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

              (e) The provisions of this Article III constitute a continuing agreement and shall (i) remain in full force and effect until the Credit Agreement and the Guaranty shall have been terminated and the Senior Debt shall have been paid in full, (ii) be binding upon each Subordinate Creditor and its successors and assigns, (iii) inure to the benefit of the Senior Lender and the Lenders, and their successors, transferees and assigns, and (iv) be enforceable by Senior Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Senior Lender and any Lender may assign or otherwise transfer any interest in the Credit Agreement and other Loan Document held by it, or grant any participation in any of its rights or obligations under the Credit Agreement and other Loan Documents, to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Senior Lender or Lender, as applicable, herein or otherwise.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 Covenants of Subordinate Creditors. Each Subordinate Creditor covenants and agrees with Senior Lender that, unless Senior Lender shall otherwise agree in writing, prior to the termination of the Credit Agreement and payment in full of the Senior Debt:

              (a) Subordinate Creditor will not cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof to the extent permitted by Article III.

              (b) Subordinate Creditor will not sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt held by it unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement, other than the surrender of the Subordinated Notes to the Company in exchange for Common Stock or Junior Securities to the extent expressly permitted by this Agreement.

              (c) Subordinate Creditor will not permit the terms of any of the Subordinated Debt held by it to be amended or modified in such a manner as to have any adverse effect upon the rights or interest of Senior Lender or any Lender hereunder.

              (d) Subordinate Creditor will not secure the payment of any Subordinate Debt or any other obligation of Guarantor to such Subordinate Creditor, or obtain a lien, security interest or other charge or encumbrance of any nature whatsoever against Guarantor's property, whether now owned of hereafter acquired.

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                                   ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1 Amendments, etc. No amendment or waiver of any provision of this Agreement or consent to any departure by any Subordinate Creditor herefrom shall in any event be effective unless the same shall be in writing and signed by Senior Lender, and then such waiver of consent shall be effective only in the specific instance and the specific purpose for which given.

         SECTION 5.2 Expenses. Each Subordinate Creditor agrees to pay, on demand, to Senior Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Senior Lender may incur in connection with the exercise or enforcement of any of its rights, remedies or interests hereunder in connection with a violation of this Agreement by such Subordinate Creditor.

         SECTION 5.3 Addresses for Notices. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three business days after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

         If to Senior Lender:               LaSalle Bank National Association
                                            135 S. LaSalle Street, Suite 306
                                            Chicago, Illinois  60603
                                            Attention:  Aimee Daniels
                                            Facsimile No.:  312-904-0409

         With a copy to:                    Vedder, Price, Kaufman & Kammholz
                                            222 N. LaSalle, Suite 2600
                                            Chicago, Illinois  60601
                                            Attention: Paul R. Hoffman
                                            Facsimile No.:  (312) 609-5005

         If to Subordinate Creditors:

         White River Ventures, Inc.
         c/o Charlesbank Capital Partners, LLC
         600 Atlantic Avenue
         Boston, Massachusetts 02210
         Fax:     (617) 619-5402
         Attention: Mark A. Rosen and Tami E. Nason

               and

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         Capricorn Investors II, L.P.
         30 East Elm Street
         Greenwich, Connecticut 06830
         Fax: (203) 861-6671
         Attention: Herbert S. Winokur, Jr. and Dudley C. Mecum

         and

         Capricorn Investors III, L.P.
         30 East Elm Street
         Greenwich, Connecticut 06830
         Fax: (203) 861-6671
         Attention: Herbert S. Winokur, Jr. and Dudley C. Mecum

         with copies to:

         Ropes & Gray
         One International Place
         Boston, Massachusetts 02110
         Fax: (617) 951-7050
         Attention: Larry Rowe, Esq.

         and

         O'Melveny & Myers, LLP
         1553 E. 53rd Street
         New York, New York 10022-4611
         Fax: (212) 326-2061
         Attention: Mark Thierfelder, Esq.

or to such other address as each party may designate for itself by notice given in accordance with this Section 5.3.

         SECTION 5.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (including, without limitation, 735 Illinois Compiled Statutes ss.105/5-5), without regard to the conflict of laws rules of such state.

         SECTION 5.5 CONSENT TO JURISDICTION: WAIVER OF JURY TRIAL. AS PART OF THE CONSIDERATION FOR THE FINANCIAL ACCOMMODATION EXTENDED TO THE BORROWER BY SENIOR LENDER AND THE LENDERS, EACH SUBORDINATE CREDITOR CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS. EACH SUBORDINATE CREDITOR WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

         SECTION 5.6 Execution in Counterparts; Facsimile. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Each of the parties agrees that a signature transmitted to the other parties or their respective counsel, by facsimile transmission, shall be effective to bind the party whose signature was transmitted, as a duly executed and delivered original. Each party further agrees to promptly deliver its original signature pages to this Agreement to counsel for the other parties promptly following execution. Any failure to do so shall not affect the enforceability or binding effect of such signature.

                                SIGNATURES FOLLOW

                    SIGNATURE PAGE TO SUBORDINATION AGREEMENT



         IN WITNESS WHEREOF, the Subordinate Creditors and Senior Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     SUBORDINATE CREDITORS:

                                     WHITE RIVER VENTURES, INC,
                                     a Delaware corporation


                                     By: /s/ Mark A. Rosen
                                         ---------------------------
                                         Name: Mark A. Rosen
                                         Title: Director / Vice President

                                     By: /s/ Michael R. Eisenson
                                         ---------------------------
                                         Name: Mirchael R. Eisenson
                                         Title: Director / Vice President

                                     CAPRICORN INVESTORS II, L.P.
                                     a Delaware limited partnership

                                     By: CAPRICORN HOLDINGS, LLC,
                                         its General Partner


                                     By: /s/ Herbert S. Winokur, Jr.
                                         -----------------------------
                                         Name: Herbert S. Winokur, Jr.
                                         Title: Manager

                                     CAPRICORN INVESTORS III, L.P.
                                     a Delaware limited partnership

                                     By: CAPRICORN HOLDINGS III, LLC,
                                         Its General Partner


                                     By: /s/ Herbert S. Winokur, Jr.
                                         -----------------------------
                                         Name: Herbert S. Winokur, Jr.
                                         Title: Manager

                    SIGNATURE PAGE TO SUBORDINATION AGREEMENT

                                            SENIOR LENDER:

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Administrative Agent


                                            By: /s/ Aimee W. Daniels
                                                ----------------------------
                                                Name: Aimee W. Daniels
                                                Title: Sr. Vice President

                          ACKNOWLEDGMENT AND AGREEMENT



         The undersigned ("Guarantor") hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement, and agrees that Guarantor will not pay any of the Subordinated Debt (as defined in the foregoing Subordination Agreement) owing by Guarantor to Subordinate Creditors (as defined in the foregoing Subordination Agreement), except as the foregoing Subordination Agreement provides. A breach by Guarantor of any of the provisions herein or of the foregoing Subordination Agreement shall constitute an Event of Default under the Credit Agreement and, thereupon, all of the Senior Debt (as defined in the foregoing Subordination Agreement) may become due and payable in accordance with the terms of the Credit Agreement (as defined in the foregoing Subordination Agreement).



                                     CCC INFORMATION SERVICES GROUP INC.,
                                     a Delaware corporation


                                     By: /s/ Reid E. Simpson
                                         -------------------------------
                                         Its: Executive Vice President
                                              and Chief Financial Officer